EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Merchants Bancshares, Inc.,

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our report dated January 16, 1997 incorporated by reference in the Form 10-K of Merchants Bancshares, Inc. for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.


                                    ARTHUR ANDERSEN LLP


Boston, Massachusetts
November 21, 1997